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[logo] M F S(R)
INVESTMENT MANAGEMENT

[graphic omitted]

                      MFS(R) RESEARCH
                      BOND FUND
                      SEMIANNUAL REPORT o OCTOBER 31, 2001

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        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 35 for details.
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
TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  8
Results of Shareholder Meeting ............................................ 12
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 20
Notes to Financial Statements ............................................. 27
Trustees and Officers ..................................................... 37

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1)MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
   MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
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NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
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
LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
As I write this letter, it's been just over two months since the events of September 11, among the most tragic events ever to occur on U.S. soil. The human dimensions of September 11 have rightfully overshadowed all else, but the terrorist attacks were also unprecedented in terms of a market event.

POTENTIAL RECOVERY PUSHED OUT
Prior to September 11, we felt that the market was approaching bottom and might be on a slow, uneven, but upward trend toward recovery. On September 11 political uncertainty was added to the issues buffeting the economy, and the market subsequently hit new lows. Due largely to a decrease in air travel and the ripple effects in a large number of industries, companies announced a huge number of employee layoffs in the weeks following the attacks.

On October 31, the U.S. Commerce Department announced that gross domestic product (GDP) declined 0.4% in the third quarter, the first drop in GDP since 1993. With most economists expecting GDP growth to be negative in the fourth quarter as well, this announcement virtually assured that the economy has entered a recession. (A recession is generally defined as two or more consecutive quarters of declining GDP growth.)

We think the implication for investors is that the current economic downturn may last longer than we had previously expected, with a potential recovery pushed out farther into the future. However, it is important to note that the equity market had experienced a significant downturn prior to September 11, with many stocks already factoring in a slow growth environment.

ENCOURAGING SIGNS AMID A DOWNTURN
We do, however, have a strong belief that the U.S. economy and economies around the globe will indeed recover over time and perhaps emerge even stronger. In our view, the U.S. economy is already demonstrating a tremendous resiliency. After an initial slide when the market reopened after September 11, we witnessed a market rally that seemed amazing in light of the enormity of the tragedy: as of November 14, the Dow Jones Industrial Average is up 19%, the Standard & Poor's 500 Stock Index is up 18%, and the NASDAQ Composite Index is up 34%, compared to their post-September 11 lows. And all three indices are above their September 10 levels.(1)

Consumer spending, which accounts for about two-thirds of GDP, is certainly down and may remain so for a while. However, it does appear to be recovering slowly from the sharp drop we experienced immediately after September 11. In fact, a Commerce Department report released on November 13 reported that retail and food services sales jumped 7.1% in October, far exceeding economists' projections of a 2% increase over September sales.(2)

Prior to September 11, corporations were responding to the economic slowdown by trimming capacity, expenses, and payrolls, and the attacks accelerated that trend. Our experience in previous downturns has been that this type of environment, although painful in the short term, allows the best firms in various industries to emerge leaner and stronger, setting the stage for a healthier economy. A recent example is the economic slowdown of 1990 - 1991, a period that included the Gulf War. Corporate earnings fell, and the markets witnessed a large selloff; yet a short time later we began a nearly decade- long climb to all-time highs in both earnings and stock prices.

GOVERNMENT IS DOING ITS PART
Also encouraging is the urgency with which the U.S. government has stepped in to bolster the economy. As of November 14, the Federal Reserve Board (the Fed) has cut interest rates three times since the attacks, bringing rates to their lowest level in four decades. By decreasing the cost of borrowing money, rate cuts encourage buying by both corporations and consumers. Rate cuts also make interest rates on money market funds and certificates of deposit less attractive. This may stimulate investors to move money off the sidelines and into potentially higher-yielding investments -- such as corporate bonds and stocks -- that may do more to drive the economy.

President Bush and Congress also seem determined to help bolster the economy, and as of mid-November, several economic stimulus packages appear to be working their way through the legislative process.

INVESTING IN UNCERTAIN TIMES
The events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time. In equity investing, we continue to believe that, over the long term, stock prices follow earnings. We also remain convinced that valuation, or a stock's price in relation to factors such as earnings and cash flow, is important. In our view, a good company selling at an overly high price is not a good stock.

If anything, we think our investment approach is more valid than ever in the current environment. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post-attack downturn made some stocks even more attractive. From a long-term valuation standpoint, one could argue that it may be less risky to be in the market today than it has been in a long time.

At the present time, we see economic markets in the midst of tremendous short-term uncertainty. But we also see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom-up investment process continues to benefit long-term investors. For further guidance in these difficult times, we believe it is critical for you to consult with your investment professional. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

     November 14, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

It is not possible to invest directly in an index.

(1) Source: Lipper Inc. and MFS research. The Dow Jones Industrial Average
    (DJIA) is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. The NASDAQ Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. The Standard & Poor's 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance.
(2) Source: The Wall Street Journal Online, November 14, 2001.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Michael W. Roberge]
     Michael W. Roberge

For the six months ended October 31, 2001, Class A shares of the fund provided a total return of 8.44%, Class B shares 7.97%, Class C shares 7.97%, and Class I shares 8.53%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to an 8.56% return over the same period for the fund's benchmark, the Lehman Brothers Government/Credit Index (the Lehman Index). The Lehman Index is an unmanaged index consisting of U.S. Treasuries that have remaining maturities of more than one year, U.S. government agency securities, and publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. During the same period, the average "A"-rated corporate debt fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 7.25%.

Q. YOU SAID IN A PREVIOUS FUND REPORT THAT YOU BELIEVE THREE MAIN FACTORS DRIVE FIXED-INCOME RETURNS: INTEREST RATES, SECTOR ALLOCATION, AND INDIVIDUAL SECURITY SELECTION. COULD YOU DESCRIBE HOW EACH OF THOSE FACTORS AFFECTED PERFORMANCE OVER THE PERIOD?

A. Sure; let's begin with interest rates. During the six-month period, we saw five rate cuts by the Federal Reserve Board (the Fed) that dropped the Fed funds rate a total of two percentage points; since bond prices move in the opposite direction of interest rates, that was positive for prices of the bonds we owned. Looking at the bigger picture, the Fed's actions in 2001 have resulted in the most dramatic series of rate cuts in several decades.

Q. ARE YOU CONCERNED THAT THE FED MAY HAVE GONE TOO FAR IN CUTTING RATES, AND THAT IT MIGHT NEED TO RAISE RATES SHARPLY NEXT YEAR TO FEND OFF INFLATION?

A. No, we don't think there's much risk of the economy overheating in the near future. The Fed has put a lot of stimulus in the pipeline that has yet to have its full effect, but we think there is overcapacity in a number of industries that has been left over from the expansion of the late 1990s, and we believe that overcapacity will help keep inflation low. In our view, growth in the economy could remain below trend for another 12 to 18 months -- trend being the Fed's "speed limit," or the maximum level at which it feels the economy can grow without excessive inflation.

Q. GETTING BACK TO THE THREE MAIN FACTORS THAT AFFECT RETURNS, CAN YOU TELL US ABOUT THE FUND'S SECTOR ALLOCATION?

A. Our largest sector allocation throughout the period was in high-grade corporate bonds. For most of the period, these bonds performed well as the market appeared to look through the economic downturn and anticipate a recovery. Corporate high-grade bonds have tended to do well in an improving economy because the credit situation of their issuers generally improves with the economy.

    In late summer, however, we lowered our corporate high-grade exposure a bit to take some profits and because we were concerned about the economy's continued weakness. That turned out to be a good move, because corporate bond prices fell in the wake of the events of September 11, as investors became more doubtful about a potential recovery. As of the end of the period, nearly two months after the attacks, it seems to us that the corporate high-grade market has become priced for a recession with bonds in this sector even cheaper, relative to Treasuries, than they were in the recession of 1990 - 1991. Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.

    What's interesting is that while high-grade bonds have underperformed since September 11, the stock market has gone from rout to rally, as equity investors seem to believe the economy will recover in 2002. We agree with that expectation of recovery, and we think the stock market has it right while the bond market, in the short term, has it wrong. We felt corporate high-grade bonds were a good value at their depressed prices late in the period, and we began to increase our sector allocation.

Q. IF YOU THINK THE ECONOMY IS HEADED FOR RECOVERY, WOULDN'T CORPORATE HIGH-YIELD BONDS ALSO BE AN ATTRACTIVE SECTOR?

A. The primary reason we're concentrating on high-grade versus high-yield bonds is this: the companies in which we have been investing are large market leaders in the high-grade sector, and we feel they have the resources to withstand an extended downturn. If we're wrong about a recovery next year and the economy takes another big downturn, these are companies that we believe can survive and continue to service their debt.

    On the other hand, good companies in the high-yield sector have tended to have less cash on their balance sheets and may be more likely to default during a prolonged downturn -- which is one reason their bonds have been rated lower. So although high-yield corporate bonds may represent a great opportunity for some kinds of portfolios, we don't think now is a prudent time to be taking that kind of risk in this fund, in which we try to maintain an average "A"- quality credit rating. In fact, we have steadily reduced our corporate high- yield allocation over the past year.

Q. WHAT ABOUT THE THIRD FACTOR, INDIVIDUAL SECURITY SELECTION? HOW DID THAT AFFECT PERFORMANCE?

A. Actually there's another sector -- crossover bonds -- that helps demonstrate the role of security selection over the period. The crossover sector straddles the fence between high-yield, or noninvestment-grade, and high-grade, or investment-grade, bonds. When the major rating agencies upgrade a bond to investment grade, the bond will generally increase in value for two reasons. First, the upgrade indicates an improvement in the issuer's ability to pay the bond's interest and principal. Second, the bond may be in higher demand because there are a number of funds and other investment vehicles that can buy only investment-grade bonds.

    We think the key to making money in crossover bonds is buying them early at relatively low valuations, before the overall market recognizes their potential. This is where we think our Original Research(SM) process gives us an edge in security selection. Tenet Healthcare, for example, is an operator of over 100 hospitals and other health care facilities. We have owned Tenet bonds in the portfolio for two years, based on research that indicated the company's financial situation was improving and its bonds had crossover potential. Our patience was rewarded during the period when Tenet bonds crossed over to an investment-grade rating and we saw those securities increase in value.

Q. TOWARD THE END OF THE PERIOD, THERE WAS TALK IN THE MEDIA OF A POSSIBLE DEFAULT OF ARGENTINA'S GOVERNMENT BONDS. DID THE FUND HAVE ANY EXPOSURE IN THIS AREA, AND DO YOU SEE THE PROBLEM SPREADING TO OTHER AREAS?

A. Over the period, the fund's emerging market holdings were small, and we had no exposure in Argentina or in Turkey, another problem area. We favored securities that we viewed as relatively defensive, such as Mexico's bonds -- an issue that crossed over to investment grade last year.

    The market in general seems to feel Argentina's problems will be largely contained to that country, and we agree with that sentiment. This does not appear to us to be anything like the situation in 1998, when Russia's default on its bonds had a huge impact on the market.

/s/ Michael W. Roberge

    Michael W. Roberge
    Associate Director of Fixed Income Research

The committee of MFS fixed-income research analysts is responsible for the day-to-day management of the fund under the general supervision of Mr. Roberge.

Prior to January 1, 2001, MFS(R) Research Bond Fund was available only to Trustees of MFS Funds and residents of Massachusetts who are MFS employees or certain relatives of employees. During this time the fund had limited assets and there is no guarantee that the fund will experience similar performance as its assets grow. Between February 1, 1999, and December 29, 2000, all of the fund's fees and expenses were waived or paid for by the adviser; had these fees been in effect, performance would have been lower.

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

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FUND FACTS
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OBJECTIVE:             SEEKS TO PROVIDE TOTAL RETURN (HIGH CURRENT INCOME AND
                       LONG-TERM GROWTH OF CAPITAL).

COMMENCEMENT OF
INVESTMENT OPERATIONS: JANUARY 4, 1999

CLASS INCEPTION:       CLASS A  JANUARY 4, 1999
                       CLASS B  DECEMBER 29, 2000
                       CLASS C  DECEMBER 29, 2000
                       CLASS I  JANUARY 4, 1999

SIZE:                  $67.5 MILLION NET ASSETS AS OF OCTOBER 31, 2001
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH OCTOBER 31, 2001

CLASS A
                                                           6 Months         1 Year            Life*
-----------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge               +8.44%        +15.74%          +24.21%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge            --           +15.74%          + 7.95%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge            --           +10.24%          + 6.11%
-----------------------------------------------------------------------------------------------------

CLASS B
                                                           6 Months         1 Year            Life*
-----------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge               +7.97%        +14.95%          +23.36%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge            --           +14.95%          + 7.69%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge            --           +10.95%          + 6.76%
-----------------------------------------------------------------------------------------------------

CLASS C
                                                           6 Months         1 Year            Life*
-----------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge               +7.97%        +14.98%          +23.39%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge            --           +14.98%          + 7.70%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge            --           +13.98%          + 7.70%
-----------------------------------------------------------------------------------------------------

CLASS I
                                                           6 Months         1 Year            Life*
-----------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge               +8.53%        +16.02%          +24.27%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge            --           +16.02%          + 7.97%
-----------------------------------------------------------------------------------------------------
* For the period from the commencement of the fund's investment operations, January 4, 1999, through
  October 31, 2001.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to shares redeemed within 12 months. Class I shares have no sales charge and are available only to certain institutional investors.

Class B and C share performance include the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

The portfolio may invest in derivative securities, which may include futures and options. These types of instruments can increase price fluctuation.

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk

The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed-income securities.

As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF OCTOBER 31, 2001

PORTFOLIO STRUCTURE

            High Grade Corporate                    36.9%
            U.S. Treasuries                         24.4%
            Government Agency                       17.1%
            Asset Backed                             9.7%
            High Yield Corporates                    4.3%
            Emerging Markets                         3.0%
            Mortgage Backed                          2.7%
            Cash                                     1.9%
            International                            0.2%

The portfolio is actively managed, and current holdings may be different.

RESULTS OF SHAREHOLDER MEETING (Unaudited)

At a special meeting of shareholders of the MFS Research Bond Fund, which was held on October 19, 2001, all items were passed. The final results were as follows:

ITEM 1. To elect a Board of Trustees.
                                                      NUMBER OF SHARES
                                              --------------------------------
NOMINEE                                            FOR        WITHHOLD AUTHORITY
--------------------------------------------------------------------------------
Jeffrey L. Shames                             1,558,842.871         33,393.013
John W. Ballen                                1,558,842.871         33,393.013
Lawrence H. Cohn, M.D.                        1,558,842.871         33,393.013
The Hon. Sir J. David Gibbons, KBE            1,558,842.871         33,393.013
William R. Gutow                              1,558,842.871         33,393.013
J. Atwood Ives                                1,558,842.871         33,393.013
Abby M. O'Neill                               1,555,268.714         36,967.170
Lawrence T. Perera                            1,558,842.871         33,393.013
William J. Poorvu                             1,558,842.871         33,393.013
Arnold D. Scott                               1,558,842.871         33,393.013
J. Dale Sherratt                              1,558,842.871         33,393.013
Elaine R. Smith                               1,555,268.714         36,967.170
Ward Smith                                    1,558,842.871         33,393.013

ITEM 2. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.
                                     NUMBER OF SHARES
-------------------------------------------------------
For                                     1,146,457.229
Against                                    43,062.345
Abstain                                    55,715.310
Broker Non-votes                          347,001.000

ITEM 3. To amend, remove or add certain fundamental investment policies.

                                     NUMBER OF SHARES
-------------------------------------------------------
For                                     1,165,320.452
Against                                    23,149.302
Abstain                                    56,765.130
Broker Non-votes                          347,001.000

ITEM 4. To approve a new investment advisory agreement with Massachusetts Financial Services Company.

                                     NUMBER OF SHARES
-------------------------------------------------------
For                                     1,521,866.987
Against                                    19,776.172
Abstain                                    50,592.725

ITEM 5. To ratify the selection of the independent public accountants for the current fiscal year.

                                     NUMBER OF SHARES
-------------------------------------------------------
For                                     1,529,459.275
Against                                    10,737.730
Abstain                                    52,038.879

PORTFOLIO OF INVESTMENTS -- October 31, 2001 (Unaudited)

Bonds - 96.3%
-------------------------------------------------------------------------------
                                             PRINCIPAL AMOUNT
ISSUER                                          (000 OMITTED)             VALUE
-------------------------------------------------------------------------------
U.S. Bonds - 87.9%
  Aerospace - 1.2%
    Alliant Techsystems, Inc., 8.5s, 2011##           $   160       $   168,000
    K & F Industries, Inc., 9.25s, 2007                     5             4,725
    Northrop Grumman Corp., 7s, 2006                      350           376,383
    Northrop Grumman Corp., 7.125s, 2011                  223           238,510
                                                                    -----------
                                                                    $   787,618
-------------------------------------------------------------------------------
  Airlines
    Continental Airlines Pass-Through Trust, Inc.,
      7.256s, 2020                                    $     5       $     4,326
-------------------------------------------------------------------------------
  Automotive - 0.9%
    Ford Motor Co., 7.45s, 2031                       $   644       $   604,542
-------------------------------------------------------------------------------
  Banks & Credit Cos. - 6.4%
    Bank Of America Corp., 7.4s, 2011                 $   800       $   879,352
    Citigroup, Inc., 7.25s, 2010                          652           722,246
    Dime Bancorp, Inc., 9s, 2002                          600           634,854
    GS Escrow Corp., 7s, 2003                             420           430,307
    Natexis AMBS Co. LLC, 8.44s, 2049##                   600           651,312
    Socgen Real Estate Co., 7.64s, 2049##                 250           262,795
    Summit Bancorp, 8.625s, 2002                          100           105,631
    Unicredito Italiano Capital Trust, 9.2s, 2049##       300           343,839
    Wells Fargo Bank, 7.8s, 2010                          250           274,170
                                                                    -----------
                                                                    $ 4,304,506
-------------------------------------------------------------------------------
  Brokerage - 1.3%
    Lehman Brothers Holdings, Inc., 6.25s, 2003       $   310       $   323,380
    Lehman Brothers Holdings, Inc., 8.25s, 2007           100           114,556
    Morgan Stanley Dean Witter & Co., 6.1s, 2006          400           419,428
                                                                    -----------
                                                                    $   857,364
-------------------------------------------------------------------------------
  Building - 0.6%
    American Standard, Inc., 7.375s, 2008             $   400       $   406,000
-------------------------------------------------------------------------------
  Business Machines - Peripherals - 0.1%
    General Binding Corp., 9.375s, 2008               $   100       $    70,000
-------------------------------------------------------------------------------
  Corporate Asset-Backed - 9.6%
    Americredit Automobile Recreation Trust,
      5.37s, 2008                                     $   600       $   629,367
    Amresco Commercial Mortgage Funding I Corp.,
      7.18s, 2029                                          35            38,116
    Centex Home Equity, 5.93s, 2025                       350           363,882
    Certificates Funding Corp., 6.716s, 2004              200           216,118
    Chase Commercial Mortgage Securities Corp.,
      6.39s, 2030                                         200           212,853
    Commercial Mortgage Acceptance Corp., 5.8s, 2006       14            14,292
    Commercial Mortgage Acceptance Corp., 6.03s, 2008     500           528,490
    Commercial Mortgage Acceptance Corp., 6.49s, 2008     500           534,234
    Criimi Mae Corp., 6.701s, 2008##                       10            10,174
    DLJ Commercial Mortgage Corp., 0.91s, 2005
      (Interest Only)                                     300             8,164
    DLJ Mortgage Acceptance Corp., 8s, 2003+              100           100,322
    Ford Credit Auto Owner Trust, 8s, 2004                400           412,213
    GMAC Commercial Mortgage Security, Inc.,
      6.175s, 2033                                        320           337,015
    Greenpoint Manufactured Housing, 6.26s, 2015          220           226,143
    GS Mortgage Securities Corp. II, 6.06s, 2030           94            98,871
    LB Commercial Conduit Mortgage Trust,
      6.21s, 2035                                         200           211,629
    Merrill Lynch Mortgage Investors, Inc.,
      5.65s, 2030                                          41            42,932
    Merrill Lynch Mortgage Investors, Inc.,
      6.39s, 2030                                         420           446,459
    MFN Automobile Receivables Trust, 5.07s, 2007##       200           203,625
    Morgan Stanley Capital I, 6.01s, 2030                  32            33,243
    Mortgage Capital Funding, Inc., 6.663s, 2008          185           199,083
    Nationslink Funding Corp., 6.001s, 2030               171           179,567
    Nationslink Funding Corp., 6.476s, 2030               450           482,526
    PSE&G Transitions Funding LLC, 5.98s, 2008             20            21,414
    Residential Asset Securities Corp., 7.735s, 2025      310           323,902
    Residential Funding Mortgage Securities, Inc.,
      7.66s, 2012                                          20            20,743
    Vanderbilt Mortgage & Finance, Inc., 5.17s, 2014      350           357,760
    Vanderbilt Mortgage & Finance, Inc., 6.12s, 2015      200           209,437
                                                                    -----------
                                                                    $ 6,462,574
-------------------------------------------------------------------------------
  Defense Electronics - 0.3%
    Raytheon Co., 6.45s, 2002                         $   175       $   178,820
    Raytheon Co., 5.7s, 2003                               15            15,473
                                                                    -----------
                                                                    $   194,293
-------------------------------------------------------------------------------
  Energy - Independent - 0.2%
    Apache Corp., 7.375s, 2047                        $    47       $    47,829
    Forest Oil Corp., 8s, 2008##                          100           101,000
                                                                    -----------
                                                                    $   148,829
-------------------------------------------------------------------------------
  Energy - Integrated - 1.1%
    Amerada Hess Corp., 6.65s, 2011                   $   100       $   102,514
    Amerada Hess Corp., 7.3s, 2031                        200           202,630
    Conoco Funding Co., 6.35s, 2011                       402           407,938
                                                                    -----------
                                                                    $   713,082
-------------------------------------------------------------------------------
  Entertainment - 0.3%
    AOL Time Warner, Inc., 6.125s, 2006               $   200       $   208,724
    Time Warner Entertainment Co., LP, 9.625s, 2002        15            15,458
                                                                    -----------
                                                                    $   224,182
-------------------------------------------------------------------------------
  Financial Institutions - 2.0%
    Countrywide Home Loans, Inc., 6.85s, 2004         $   100       $   107,192
    Countrywide Home Loans, Inc., 5.5s, 2006              300           307,314
    Ford Motor Credit Co., 6.875s, 2006                   136           139,252
    Ford Motor Credit Co., 7.375s, 2011                   150           152,754
    General Motors Acceptance Corp., 6.875s, 2011         328           321,876
    General Motors Acceptance Corp., 7.25s, 2011          350           353,920
                                                                    -----------
                                                                    $ 1,382,308
-------------------------------------------------------------------------------
  Food & Beverage Products - 1.2%
    Kellogg Co., 6s, 2006                             $    80       $    83,881
    Kellogg Co., 6.6s, 2011                               400           423,812
    Michael Foods, Inc., 11.75s, 2011                     200           212,000
    Tyson Foods, Inc., 8.25s, 2011##                      100           106,459
                                                                    -----------
                                                                    $   826,152
-------------------------------------------------------------------------------
  Forest & Paper Products - 1.0%
    International Paper Co., 6.75s, 2011              $   650       $   665,184
-------------------------------------------------------------------------------
  Gaming - 0.1%
    MGM Mirage, 8.375s, 2011                          $    40       $    37,000
    Station Casinos, Inc., 8.375s, 2008                    50            49,750
                                                                    -----------
                                                                    $    86,750
-------------------------------------------------------------------------------
  Insurance - 1.1%
    AIG Sunamerica Global Financing IV, 5.85s, 2006## $   430       $   451,448
    Prudential Funding Corp., 6.6s, 2008                  300           315,360
                                                                    -----------
                                                                    $   766,808
-------------------------------------------------------------------------------
  Media - Cable - 0.8%
    Charter Communications Holdings, 8.25s, 2007      $    10       $     9,550
    Comcast Cable Commerce, Inc., 6.875s, 2009            140           146,468
    Cox Communications, Inc., 7.75s, 2010                 111           121,958
    Cox Communications, Inc., 6.75s, 2011                 185           190,082
    CSC Holdings, Inc., 8.125s, 2009                       28            29,136
    TCI Communications Financing III, 9.65s, 2027          25            28,092
                                                                    -----------
                                                                    $   525,286
-------------------------------------------------------------------------------
  Medical & Health Technology Services - 2.1%
    HCA - The Healthcare Co., Inc., 7.125s, 2006      $   150       $   155,625
    HCA - The Healthcare Co., Inc., 8.75s, 2010             5             5,638
    HCA - The Healthcare Co., Inc., 7.875s, 2011          170           181,262
    Healthsouth Corp., 7.375s, 2006##                     325           331,906
    Tenet Healthcare Corp., 8s, 2005                       80            86,600
    Tenet Healthcare Corp., 6.375s, 2011                  680           679,932
                                                                    -----------
                                                                    $ 1,440,963
-------------------------------------------------------------------------------
  Natural Gas - Pipeline - 1.0%
    Kinder Morgan Energy Partners, 6.75s, 2011        $   600       $   633,132
    Kinder Morgan Energy Partners, 7.4s, 2031              60            64,215
                                                                    -----------
                                                                    $   697,347
-------------------------------------------------------------------------------
  Oil Services - 0.4%
    Dresser, Inc., 9.375s, 2011##                     $   100       $   103,500
    Hanover Equipment Trust, 8.5s, 2008##                 175           182,875
                                                                    -----------
                                                                    $   286,375
-------------------------------------------------------------------------------
  Pollution Control - 1.4%
    Allied Waste North America, Inc., 8.875s, 2008##  $    50       $    51,250
    Allied Waste North America, Inc., 10s, 2009           200           201,500
    USA Waste Services, Inc., 7s, 2004                    400           424,668
    USA Waste Services, Inc., 7s, 2028                    150           144,027
    Waste Management, Inc., 6.625s, 2002                  100           101,831
                                                                    -----------
                                                                    $   923,276
-------------------------------------------------------------------------------
  Printing & Publishing - 0.4%
    News America Holdings, Inc., 8.5s, 2025           $   150       $   163,808
    News America Holdings, Inc., 7.3s, 2028               107           100,016
                                                                    -----------
                                                                    $   263,824
-------------------------------------------------------------------------------
  Railroad - 0.3%
    Union Pacific Corp., 6.34s, 2003                  $    20       $    21,087
    Union Pacific Corp., 5.84s, 2004                      160           166,939
                                                                    -----------
                                                                    $   188,026
-------------------------------------------------------------------------------
  Real Estate - 0.7%
    EOP Operating Ltd., 7.75s, 2007                   $   450       $   493,736
-------------------------------------------------------------------------------
  Retail - 0.4%
    Advance Stores, Inc., 10.25s, 2008                $   250       $   241,250
    J.Crew Operating Corp., 10.375s, 2007                   5             3,900
                                                                    -----------
                                                                    $   245,150
-------------------------------------------------------------------------------
  Supermarket - 0.8%
    Delhaize America, Inc., 9s, 2031                  $   212       $   257,499
    Kroger Co., 6.8s, 2011                                250           267,055
                                                                    -----------
                                                                    $   524,554
-------------------------------------------------------------------------------
  Telecom - Wireless - 1.0%
    AT&T Wireless Services, Inc., 7.35s, 2006##       $   650       $   688,798
-------------------------------------------------------------------------------
  Telecom - Wireline - 3.0%
    Bellsouth Corp., 6s, 2011                         $   573       $   579,412
    Citizens Communications Co., 8.5s, 2006               225           243,580
    Citizens Communications Co., 7.625s, 2008##           100           103,405
    Sprint Capital Corp., 7.125s, 2006                    346           367,338
    Telecomunicaciones de Puerto Rico, Inc.,
      6.65s, 2006                                          10            10,309
    United Telecommunications Co., 9.5s, 2003             350           374,545
    Worldcom, Inc., 6.4s, 2005                            250           257,418
    Worldcom, Inc., 7.375s, 2006##                        100           105,334
                                                                    -----------
                                                                    $ 2,041,341
-------------------------------------------------------------------------------
  U.S. Government Agencies - 19.5%
    Federal Home Loan Mortgage Corp., 4.5s, 2003      $ 1,700       $ 1,754,723
    Federal Home Loan Mortgage Corp., 4.5s, 2004        3,800         3,933,608
    Federal Home Loan Mortgage Corp., 5.5s, 2006        2,320         2,469,338
    Federal National Mortgage Assn., 6.5s, 2004         1,000         1,087,970
    Federal National Mortgage Assn., 7.125s, 2005         145           161,449
    Federal National Mortgage Assn., 7.25s, 2010          142           165,940
    Federal National Mortgage Assn., 6s, 2011           1,201         1,301,391
    Federal National Mortgage Assn. TBA, 7.5s, 2030        25            25,752
    Federal National Mortgage Assn. TBA, 6.5s, 2031       587           604,038
    Federal National Mortgage Assn. TBA, 7.5s, 2031     1,000         1,047,480
    Government National Mortgage Assn. TBA,
      6.5s, 2028                                          144           148,864
    Small Business Administration, 6.34s, 2021            150           156,755
    Small Business Administration, 6.35s, 2021            122           127,679
    Small Business Administration, 6.44s, 2021            150           157,467
                                                                    -----------
                                                                    $13,142,454
-------------------------------------------------------------------------------
  U.S. Treasury Obligations - 23.7%
    U.S. Treasury Bonds, 8.125s, 2019                 $    24       $    32,805
    U.S. Treasury Bonds, 6.25s, 2023                    6,041         6,952,829
    U.S. Treasury Bonds, 6.25s, 2030                    1,160         1,380,945
    U.S. Treasury Bonds, 5.375s, 2031                     128           137,560
    U.S. Treasury Notes, 5.5s, 2003                     1,021         1,065,505
    U.S. Treasury Notes, 5.875s, 2004                     279           302,322
    U.S. Treasury Notes, 4.625s, 2006                   2,120         2,217,393
    U.S. Treasury Notes, 6.875s, 2006                     538           612,647
    U.S. Treasury Notes, 5s, 2011                       3,131         3,312,003
                                                                    -----------
                                                                    $16,014,009
-------------------------------------------------------------------------------
  Utilities - Electric - 4.7%
    Allegheny Energy Supply Co., 7.8s, 2011##         $   156       $   169,257
    Dominion Resources, Inc., 7.6s, 2003                  345           367,215
    Dominion Resources, Inc., 8.125s, 2010                365           418,651
    DTE Energy Co., 7.05s, 2011                           371           400,717
    Midland Funding Corp., 10.33s, 2002                   218           223,227
    Niagara Mohawk Power Corp., 5.375s, 2004              300           302,607
    Nisource Finance Corp., 5.75s, 2003                   150           154,811
    Nisource Finance Corp., 7.875s, 2010                   10            11,314
    Progress Energy, Inc., 6.75s, 2006                    340           363,916
    Progress Energy, Inc., 7.1s, 2011                     100           108,350
    Progress Energy, Inc., 7s, 2031                       325           335,770
    PSEG Power LLC, 7.75s, 2011##                         200           219,260
    PSEG Power LLC, 8.625s, 2031##                         82            97,054
                                                                    -----------
                                                                    $ 3,172,149
-------------------------------------------------------------------------------
  Utilities - Gas - 0.3%
    Amerigas Partners, 8.875s, 2011##                 $   175       $   184,867
-------------------------------------------------------------------------------
Total U.S. Bonds                                                    $59,336,673
-------------------------------------------------------------------------------
Foreign Bonds - 8.4%
  Canada - 1.5%
    AT&T Canada, Inc., 0s to 2003, 9.95s to 2008
      (Telecom - Wireline)                            $   150       $    81,000
    AT&T Canada, Inc., 12s, 2007 (Telecom - Wireline)       8             5,680
    Potash Corp. Saskatchewan, Inc., 7.75s, 2011
      (Chemicals)                                         700           768,369
    Province of Quebec, 8.8s, 2003                        150           163,485
                                                                    -----------
                                                                    $ 1,018,534
-------------------------------------------------------------------------------
  Dominican Republic - 0.5%
    Dominican Republic, 9.5s, 2006##                  $   350       $   345,188
-------------------------------------------------------------------------------
  France - 0.7%
    France Telecom S.A., 4.406s, 2003 (Telecom -
      Wireline)##                                     $    85       $    85,054
    France Telecom S.A., 7.2s, 2006
      (Telecom - Wireline)                                350           374,279
                                                                    -----------
                                                                    $   459,333
-------------------------------------------------------------------------------
  Mexico - 1.9%
    Bepensa S.A., 9.75s, 2004 (Food and Beverage
      Products)##                                     $   583       $   600,490
    United Mexican States, 11.375s, 2016                  225           271,125
    United Mexican States, 11.5s, 2026                    300           373,950
                                                                    -----------
                                                                    $ 1,245,565
-------------------------------------------------------------------------------
  Panama - 0.2%
    Republic of Panama, 4.75s, 2014                   $   120       $   104,958
-------------------------------------------------------------------------------
  South Korea - 0.4%
    Hanvit Bank, 12.75s, 2010 (Banks and
      Credit Cos.)##                                  $   275       $   291,500
-------------------------------------------------------------------------------
  Sweden
    AB Spintab, 6.8s, 2049 (Banks and Credit Cos.)##  $    10       $    10,278
-------------------------------------------------------------------------------
  United Kingdom - 3.2%
    Barclays Bank PLC, 8.55s, 2049 (Banks and
      Credit Cos.)                                    $   700       $   820,142
    British Telecommunications PLC, 7.875s, 2005
      (Telecom - Wireline)                                500           546,555
    Hanson PLC, 7.875s, 2010 (Building)                   330           363,297
    Orange PLC, 9s, 2009 (Telecom - Wireless)             100           107,500
    Royal Bank Scotland Group PLC, 8.817s, 2049
      (Banks and Credit Cos.)                             300           332,958
                                                                    -----------
                                                                    $2,170,452
-------------------------------------------------------------------------------
Total Foreign Bonds                                                 $ 5,645,808
-------------------------------------------------------------------------------
Total Bonds (Identified Cost, $63,143,937)                          $64,982,481
-------------------------------------------------------------------------------
Short-Term Obligations - 2.9%
-------------------------------------------------------------------------------
      Cargill, Inc., due 11/01/01##                   $   244       $   244,000
      Edison Asset Securitization LLC,
        due 11/01/01##                                    299           299,000
      New Center Asset Trust, due 11/01/01                128           128,000
      Sheffield Receivables Corp., due 11/01/01           649           649,000
      UBS Finance, Inc., due 11/01/01                     665           665,000
-------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                     $ 1,985,000
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $65,128,937)                    $66,967,481
Other Assets, Less Liabilities - 0.8%                                   535,845
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $67,503,326
-------------------------------------------------------------------------------
 ## SEC Rule 144A restriction.
  + Restricted security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
------------------------------------------------------------------------------
OCTOBER 31, 2001
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $65,128,937)              $66,967,481
  Cash                                                                      819
  Receivable for fund shares sold                                       880,385
  Receivable for investments sold                                     2,426,659
  Receivable from investment adviser                                     34,590
  Interest receivable                                                   881,670
                                                                    -----------
      Total assets                                                  $71,191,604
                                                                    -----------
Liabilities:
  Distributions payable                                             $    47,471
  Payable for fund shares reacquired                                    244,973
  Payable for investments purchased                                   3,393,616
  Payable to affiliates -
    Management fee                                                          648
    Distribution and service fee                                          1,190
  Accrued expenses and other liabilities                                    380
                                                                    -----------
      Total liabilities                                             $ 3,688,278
                                                                    -----------
Net assets                                                          $67,503,326
                                                                    ===========
Net assets consist of:
  Paid-in capital                                                   $65,537,382
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                      1,838,544
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                                   262,710
  Accumulated distributions in excess of net investment
    income                                                             (135,310)
                                                                    -----------
      Total                                                         $67,503,326
                                                                    ===========
Shares of beneficial interest outstanding                            6,544,887
                                                                     =========
Class A shares:
  Net asset value per share
    (net assets of $27,215,665 / 2,640,946 shares of
     beneficial interest outstanding)                                 $10.31
                                                                      ======
  Offering price per share (100 / 95.25 of net asset value
     per share)                                                       $10.82
                                                                      ======
Class B shares:
  Net asset value per share
    (net assets of $28,830,519 / 2,793,501 shares of
     beneficial interest outstanding)                                 $10.32
                                                                      ======
Class C shares:
  Net asset value per share
    (net assets of $11,456,976 / 1,110,424 shares of
     beneficial interest outstanding)                                 $10.32
                                                                      ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $166.28 / 16.140 shares of beneficial
     interest outstanding)                                            $10.30
                                                                      ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
---------------------------------------------------------------------------
SIX MONTHS ENDED OCTOBER 31, 2001
---------------------------------------------------------------------------
Net investment income:
  Income
    Interest income                                              $  947,734
                                                                 ----------
  Expenses -
    Management fee                                               $   80,577
    Trustees' compensation                                            3,059
    Shareholder servicing agent fee                                  16,115
    Distribution and service fee (Class A)                           20,262
    Distribution and service fee (Class B)                           67,548
    Distribution and service fee (Class C)                           35,562
    Administrative fee                                                1,182
    Registration fees                                                19,887
    Printing                                                         18,798
    Auditing fees                                                    17,204
    Legal fees                                                       12,384
    Custodian fee                                                     7,610
    Postage                                                           5,018
    Miscellaneous                                                    13,533
                                                                 ----------
      Total expenses                                             $  318,739
    Fees paid indirectly                                             (2,087)
    Reduction of expenses by investment adviser
      and distributor                                              (116,217)
                                                                 ----------
      Net expenses                                               $  200,435
                                                                 ----------
        Net investment income                                    $  747,299
                                                                 ----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                      $  317,958
    Foreign currency transactions                                       (29)
                                                                 ----------
      Net realized gain on investments and foreign
         currency transactions                                   $  317,929
                                                                 ----------
  Change in unrealized appreciation -
    Investments                                                  $1,928,315
    Translation of assets and liabilities in
      foreign currencies                                                 29
                                                                 ----------
      Net unrealized gain on investments and
         foreign currency translation                            $1,928,344
                                                                 ----------
        Net realized and unrealized gain on
         investments and foreign currency                        $2,246,273
                                                                 ----------
          Increase in net assets from operations                 $2,993,572
                                                                 ==========

See notes to financial statements.

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------------------
                                                                           SIX MONTHS ENDED                YEAR ENDED
                                                                           OCTOBER 31, 2001            APRIL 30, 2001
                                                                                (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                        $    747,299              $    168,113
  Net realized gain on investments and foreign currency transactions                317,929                     3,796
  Net unrealized gain (loss) on investments and foreign currency translation      1,928,344                   (74,089)
                                                                               ------------              ------------
      Increase in net assets from operations                                   $  2,993,572              $     97,820
                                                                               ------------              ------------
Distributions declared to shareholders -
  From net investment income (Class A)                                         $   (348,180)             $   (103,758)
  From net investment income (Class B)                                             (344,690)                  (35,740)
  From net investment income (Class C)                                             (182,546)                  (28,770)
  From net investment income (Class I)                                                   (6)                      (10)
  In excess of net investment income (Class A)                                         --                      (4,455)
  In excess of net investment income (Class B)                                         --                      (1,535)
  In excess of net investment income (Class C)                                         --                      (1,235)
  In excess of net investment income (Class I)                                         --                          (1)
                                                                               ------------              ------------
      Total distributions declared to shareholders                             $   (875,422)             $   (175,504)
                                                                               ------------              ------------
Net increase in net assets from fund share transactions                        $ 50,209,053              $ 14,242,999
                                                                               ------------              ------------
      Total increase in net assets                                             $ 52,327,203              $ 14,165,315
Net assets:
  At beginning of period                                                         15,176,123                 1,010,808
                                                                               ------------              ------------
  At end of period (including accumulated distributions in excess of net
    investment income of $135,310 and $7,187, respectively)                    $ 67,503,326              $ 15,176,123
                                                                               ============              ============

See notes to financial statements.

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED APRIL 30,
                                             SIX MONTHS ENDED        ---------------------------------          PERIOD ENDED
                                             OCTOBER 31, 2001                2001                 2000       APRIL 30, 1999*
                                                  (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
                                                      CLASS A
---------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                  $ 9.80              $ 9.27               $ 9.80                $10.00
                                                       ------              ------               ------                ------
Income from investment operations#(S)(S) -
  Net investment income(S)                             $ 0.21              $ 0.58               $ 0.64                $ 0.18
  Net realized and unrealized gain (loss) on
    investments and foreign currency                     0.60                0.62++++            (0.53)                (0.21)
                                                       ------              ------               ------                ------
      Total from investment operations                 $ 0.81              $ 1.20               $ 0.11                $(0.03)
                                                       ------              ------               ------                ------
Less distributions declared to shareholders -
  From net investment income                           $(0.30)             $(0.64)              $(0.64)               $(0.17)
  In excess of net investment income                     --                 (0.03)                --                    --
                                                       ------              ------               ------                ------
    Total distributions declared to shareholders       $(0.30)             $(0.67)              $(0.64)               $(0.17)
                                                       ------              ------               ------                ------
Net asset value - end of period                        $10.31              $ 9.80               $ 9.27                $ 9.80
                                                       ======              ======               ======                ======
Total return(+)                                          8.44%++            13.39%                1.31%                (0.29)%++
Ratios (to average net assets)/Supplemental data(S):
    Expenses##                                           0.72%+              0.41%                0.03%                 0.30%+
    Net investment income(S)(S)                          4.81%+              6.54%                6.82%                 5.62%+
Portfolio turnover                                        102%                272%                 209%                  117%
Net assets at end of period (000 Omitted)             $27,216              $5,447               $1,011                  $999

(S) Effective December 29, 2000, the investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees in excess of 0.20% of average daily net assets. In addition, the investment adviser and the distributor voluntarily waived a portion of their fees for the periods indicated. Prior to December 29, 2000, and effective February 1, 1999, the investment adviser had voluntarily agreed, under a temporary expense agreement, to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. Prior to February 1, 1999, the fund paid the investment adviser a fee not greater than 1.10% of average daily net assets. In addition, the investment adviser and the distributor voluntarily waived their fees for the periods indicated. To the extent actual expenses were over these limitations and the waivers had not been in place, the net investment income (loss)
    per share and the ratios would have been:
      Net investment income (loss)                     $ 0.18              $ 0.15               $ 0.23                $(0.09)
      Ratios (to average net assets):
        Expenses##                                       1.57%+              5.24%                4.43%                 8.93%+
        Net investment income (loss)                     3.96%+              1.71%                2.42%                (3.01)%+
     * For the period from the commencement of the fund's investment operations, January 4, 1999, through April 30, 1999.
     + Annualized.
    ++ Not annualized.
  ++++ The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and loses at such time.
     # Per share data is based on average shares outstanding.
    ## Ratios do not reflect expense reductions from certain expense offset arrangements. (+)Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S)(S) As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended
       October 31, 2001, was to decrease net investment income per share by $0.02, increase net realized and unrealized gains and losses per share by $0.02, and to decrease the ratio of net investment income to average net assets by 0.38%. Per share, ratios, and supplemental data for periods prior to May 1, 2001, have not been restated to reflect this change in presentation.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------
                                                         SIX MONTHS ENDED                PERIOD ENDED
                                                         OCTOBER 31, 2001            APRIL 30, 2001**
                                                              (UNAUDITED)
-----------------------------------------------------------------------------------------------------
                                                                         CLASS B
-----------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $ 9.81                      $ 9.77
                                                                   ------                      ------
Income from investment operations#(S)(S) -
  Net investment income(S)                                         $ 0.18                      $ 0.12
  Net realized and unrealized gain on investments
    and foreign currency                                             0.59                        0.10++++
                                                                   ------                      ------
      Total from investment operations                             $ 0.77                      $ 0.22
                                                                   ------                      ------
Less distributions declared to shareholders -
  From net investment income                                       $(0.26)                     $(0.17)
  In excess of net investment income                                 --                         (0.01)
                                                                   ------                      ------
      Total distributions declared to shareholders                 $(0.26)                     $(0.18)
                                                                   ------                      ------
Net asset value - end of period                                    $10.32                      $ 9.81
                                                                   ======                      ======
Total return                                                         7.97%++                     5.89%++
Ratios (to average net assets)/Supplemental data(S):
    Expenses##                                                       1.57%+                      1.57%+
    Net investment income(S)(S)                                      3.97%+                      5.19%+
Portfolio turnover                                                    102%                        272%
Net assets at end of period (000 Omitted)                         $28,831                      $5,454

(S) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees in excess of 0.20% of average daily net assets. In addition, the investment adviser and the distributor voluntarily waived a portion of their fees for the periods indicated. To the extent actual expenses were over these limitations and the waivers had not been in place, the net investment income per share and the ratios would have been:
      Net investment income                                        $ 0.15                      $ 0.01
      Ratios (to average net assets):
        Expenses##                                                   2.22%+                      6.30%+
        Net investment income                                        3.32%+                      0.46%+

    ** For the period from the inception of Class B shares, December 29, 2000, through April 30, 2001.
     + Annualized.
    ++ Not annualized.
  ++++ The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(S)(S) As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and
       Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended October 31, 2001, was to decrease net investment income per share by $0.02, increase net realized and unrealized gains and losses per share by
       $0.02, and to decrease the ratio of net investment income to average net assets by 0.38%. Per share, ratios, and supplemental data for periods prior to May 1, 2001, have not been restated to reflect this change in presentation.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------
                                                         SIX MONTHS ENDED                PERIOD ENDED
                                                         OCTOBER 31, 2001            APRIL 30, 2001**
                                                              (UNAUDITED)
-----------------------------------------------------------------------------------------------------
                                                                         CLASS C
-----------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $ 9.81                      $ 9.77
                                                                   ------                      ------
Income from investment operations#(S)(S) -
  Net investment income(S)                                         $ 0.19                      $ 0.13
  Net realized and unrealized gain on investments
    and foreign currency                                             0.58                        0.09++++
                                                                   ------                      ------
      Total from investment operations                             $ 0.77                      $ 0.22
                                                                   ------                      ------
Less distributions declared to shareholders -
  From net investment income                                       $(0.26)                     $(0.17)
  In excess of net investment income                                 --                         (0.01)
                                                                   ------                      ------
      Total distributions declared to shareholders                 $(0.26)                     $(0.18)
                                                                   ------                      ------
Net asset value - end of period                                    $10.32                      $ 9.81
                                                                   ======                      ======
Total return                                                         7.97%++                     5.90%++
Ratios (to average net assets)/Supplemental data(S):
    Expenses##                                                       1.57%+                      1.57%+
    Net investment income(S)(S)                                      3.97%+                      5.20%+
Portfolio turnover                                                    102%                        272%
Net assets at end of period (000 Omitted)                         $11,457                      $4,274

  (S) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees in excess of
      0.20% of average daily net assets. In addition, the investment adviser and the distributor voluntarily waived a portion of their fees for the periods indicated. To the extent actual expenses were over these limitations and the waivers had not been in place, the net investment income per share and the ratios would have been:
        Net investment income                                      $ 0.16                      $ 0.01
        Ratios (to average net assets):
          Expenses##                                                 2.22%+                      6.30%+
          Net investment income                                      3.32%+                      0.47%+

    ** For the period from the inception of Class C shares, December 29, 2000, through April 30, 2001.
     + Annualized.
    ++ Not annualized.
  ++++ The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.
     # Per share data are based on average shares outstanding.
    ##  Ratios do not reflect expense reductions from certain expense offset arrangements.
(S)(S) As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities.
       The effect of this change for the six months ended October 31, 2001, was to decrease net investment income per share by $0.02, increase net realized and unrealized gains and losses per share by $0.02, and to decrease the ratio of net investment income to average net assets by
       0.38%. Per share, ratios, and supplemental data for periods prior to May 1, 2001, have not been restated to reflect this change in presentation.

See notes to financial statements.

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED APRIL 30,
                                             SIX MONTHS ENDED        ---------------------------------         PERIOD ENDED
                                             OCTOBER 31, 2001                2001                 2000      APRIL 30, 1999*
                                                  (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
                                                      CLASS I
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                  $ 9.79              $ 9.26               $ 9.78                $10.00
                                                       ------              ------               ------                ------
Income from investment operations#(S)(S) -
  Net investment income(S)                             $ 0.28              $ 0.66               $ 0.65                $ 0.18
  Net realized and unrealized gain (loss) on
    investments and foreign currency                     0.54                0.55++++            (0.53)                (0.23)
                                                       ------              ------               ------                ------
      Total from investment operations                 $ 0.82              $ 1.21               $ 0.12                $(0.05)
                                                       ------              ------               ------                ------
Less distributions declared to shareholders -
  From net investment income                           $(0.31)             $(0.65)              $(0.64)               $(0.17)
    In excess of net investment income                   --                 (0.03)                --                    --
                                                       ------              ------               ------                ------
      Total distributions declared to
        shareholders                                   $(0.31)             $(0.68)              $(0.64)               $(0.17)
                                                       ------              ------               ------                ------
Net asset value - end of period                        $10.30              $ 9.79               $ 9.26                $ 9.78
                                                       ======              ======               ======                ======
Total return                                             8.53%++            13.47%                1.41%                (0.49)%++
Ratios (to average net assets)/Supplemental data(S):
    Expenses##                                           0.57%+              0.04%                0.03%                 0.30%+
    Net investment income(S)(S)                          5.51%+              6.92%                6.92%                 5.13%+
Portfolio turnover                                        102%                272%                 209%                  117%
Net assets at end of period (000 Omitted)                  $0+++               $0+++                $0+++                 $0+++
(S) Effective December 29, 2000, the investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees in excess of 0.20% of average daily net assets. In addition, the investment adviser and the distributor voluntarily waived a portion of their fees for the periods indicated. Prior to December 29, 2000, and effective February 1, 1999, the investment adviser had voluntarily agreed, under a temporary expense agreement, to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. Prior to February 1, 1999, the fund paid the investment adviser a fee not greater than 1.10% of average daily net assets. In addition, the investment adviser and the distributor voluntarily waived their fees for the periods indicated. To the extent actual expenses were over these limitations and the waivers had not been in place, the net investment income (loss)
    per share and the ratios would have been:
      Net investment income (loss)                     $ 0.24              $ 0.21               $ 0.27                $(0.11)
      Ratios (to average net assets):
        Expenses##                                       1.22%+              4.77%                4.08%                 8.58%+
        Net investment income (loss)                     4.86%+              2.19%                2.87%                (3.15)%+
     * For the period from the commencement of the fund's investment operations, January 4, 1999, through April 30, 1999.
     + Annualized.
    ++ Not annualized.
   +++ Class I net assets were less than $500.
  ++++ The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and loses at such time.
     # Per share data is based on average shares outstanding.
    ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(S)(S) As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and begain amortizing premium on debt securities. The effect of this change for the six months ended
       October 31, 2001, was to decrease net investment income per share by $0.02, increase net realized and unrealized gains and losses per share by $0.02, and to decrease the ratio of net investment income to average net assets by 0.37%. Per share, ratios, and supplemental data for periods prior to May 1, 2001, have not been restated to reflect this change in presentation.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Research Bond Fund (the fund) is a non-diversified series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward foreign currency exchange contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for tax reporting purposes as required by federal income tax regulations. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

At April 30, 2001, the fund, for federal income tax purposes, had a capital loss carryforward of $18,532 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on April 30, 2008.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.50% of the fund's average daily net assets. The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations.

The investment adviser has voluntarily agreed to pay the fund's operating expenses exclusive of management and distribution and service fees such that the fund's aggregate expenses do not exceed 0.20% of its average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $439 for the six months ended October 31, 2001.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $35,139 for the six months ended October 31, 2001, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $138 for the six months ended October 31, 2001. Fees incurred under the distribution plan during the six months ended October 31, 2001, were 0.15% of average daily net assets attributable to Class A shares on an annualized basis. Payment of the remaining 0.10% per annum Class A service fee and the 0.10% per annum Class A distribution fee will be implemented on such dates as the Trustees of the Trust may determine.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $3 and $6 for Class B and Class C shares, respectively, for the six months ended October 31, 2001. Fees incurred under the distribution plan during the period ended October 31, 2001, were 1.00% of each class' average daily net assets attributable to Class B and Class C shares on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended October 31, 2001, were $1,163, $13,616, and $2,966 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                   PURCHASES            SALES
-----------------------------------------------------------------------------
U.S. government securities                       $43,753,930      $18,500,041
                                                 -----------      -----------
Investments (non-U.S. government securities)     $38,076,510      $14,976,626
                                                 -----------      -----------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $65,212,446
                                                                  -----------
Gross unrealized appreciation                                     $ 1,880,661
Gross unrealized depreciation                                        (125,626)
                                                                  -----------
    Net unrealized appreciation                                   $ 1,755,035
                                                                  ===========

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in shares were as follows:

Class A shares
                                       SIX MONTHS ENDED OCTOBER 31, 2001                   YEAR ENDED APRIL 30, 2001
                                      ----------------------------------          ----------------------------------
                                            SHARES                AMOUNT                SHARES                AMOUNT
--------------------------------------------------------------------------------------------------------------------
Shares sold                              2,201,116          $ 22,138,292               580,311          $  5,746,521
Shares issued to shareholders in
  reinvestment of distributions             25,782               260,316                 9,597                92,494
Shares reacquired                         (141,561)           (1,418,568)             (143,286)           (1,411,716)
                                      ------------          ------------          ------------          ------------
    Net increase                         2,085,337          $ 20,980,040               446,622          $  4,427,299
                                      ============          ============          ============          ============

Class B shares
                                       SIX MONTHS ENDED OCTOBER 31, 2001                 ERIOD ENDED APRIL 30, 2001*
                                      ----------------------------------          ----------------------------------
                                            SHARES                AMOUNT                SHARES                AMOUNT
--------------------------------------------------------------------------------------------------------------------
Shares sold                              2,381,492          $ 23,913,094               566,214          $  5,601,573
Shares issued to shareholders in
  reinvestment of distributions             27,333               276,521                 2,890                28,498
Shares reacquired                         (171,241)           (1,727,050)              (13,187)             (129,678)
                                      ------------          ------------          ------------          ------------
    Net increase                         2,237,584          $ 22,462,565               555,917          $  5,500,393
                                      ============          ============          ============          ============

Class C shares
                                       SIX MONTHS ENDED OCTOBER 31, 2001                 ERIOD ENDED APRIL 30, 2001*
                                      ----------------------------------          ----------------------------------
                                            SHARES                AMOUNT                SHARES                AMOUNT
--------------------------------------------------------------------------------------------------------------------
Shares sold                                770,525          $  7,732,552               442,560          $  4,382,611
Shares issued to shareholders in
  reinvestment of distributions             14,531               146,474                 2,373                23,389
Shares reacquired                         (110,418)           (1,112,580)               (9,147)              (90,697)
                                      ------------          ------------          ------------          ------------
    Net increase                           674,638          $  6,766,446               435,786          $  4,315,303
                                      ============          ============          ============          ============

Class I shares
                                       SIX MONTHS ENDED OCTOBER 31, 2001                   YEAR ENDED APRIL 30, 2001
                                      ----------------------------------          ----------------------------------
                                            SHARES                AMOUNT                SHARES                AMOUNT
--------------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
  reinvestment of distributions+                 0          $          2                     0          $          4
                                      ============          ============          ============          ============

* For the period from the inception of Class B and C shares, December 29, 2000, through April 30, 2001.
+ Number of shares was less than 1.

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the six months ended October 31, 2001, was $245. The fund had no borrowings during the period.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

There were no outstanding financial instruments with off-balance-sheet risk at the end of the period.

(8) Restricted Securities
The fund may invest not more than 15% of its total assets in securities which are subject to legal or contractual restrictions on resale. At October 31, 2001, the fund owned the following restricted security, excluding securities issued under Rule 144A, constituting 0.15% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith at the direction of the Trustees.

                                              SHARE/
                                  DATE OF  PRINCIPAL
DESCRIPTION                   ACQUISITION     AMOUNT         COST        VALUE
--------------------------------------------------------------------------------
DLJ Mortgage Acceptance Corp.      4/6/01    100,000      $98,350     $100,322
                                                                      ========

(9) Change in Accounting Principle
As required, effective May 1, 2001, the fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to May 1, 2001, the fund did not amortize premium on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $5,986 reduction in cost of securities and a corresponding $5,986 increase in net unrealized appreciation, based on securities held by the fund on May 1, 2001.

The effect of this change for the six months ended October 31, 2001, was to decrease net investment income by $60,521, increase net unrealized appreciation by $46,822, and increase net realized gains by $13,699. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

              --------------------------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) RESEARCH BOND FUND

TRUSTEES                                        ASSISTANT TREASURERS
John W. Ballen* - President,                    Mark E. Bradley*
MFS Investment Management                       Robert R. Flaherty*
                                                Ellen Moynihan*
William R. Gutow+ - Private Investor and
Real Estate Consultant; Vice Chairman,          SECRETARY
Entertainment Management Company                Stephen E. Cavan*
(video franchise)
                                                ASSISTANT SECRETARY
J. Atwood Ives+ - Private Investor              James R. Bordewick, Jr.*

Lawrence T. Perera+ - Partner, Hemenway         CUSTODIAN
& Barnes (attorneys)                            State Street Bank and Trust Company

William J. Poorvu+ - Adjunct Professor,         INVESTOR INFORMATION
Harvard University Graduate School of           For information on MFS mutual funds, call
Business Administration                         your investment professional or, for an
                                                information kit, call toll free: 1-800-637-2929
Charles W. Schmidt+ - Private Investor          any business day from 9 a.m. to 5 p.m.
                                                Eastern time (or leave a message anytime).
Arnold D. Scott* - Senior Executive
Vice President and Director                     INVESTOR SERVICE
MFS Investment Management                       MFS Service Center, Inc.
                                                P.O. Box 2281
Jeffrey L. Shames* - Chairman and Chief         Boston, MA 02107-9906
Executive Officer, MFS Investment
Management                                      For general information, call toll free:
                                                1-800-225-2606 any business day from
Elaine R. Smith+ - Independent Consultant       8 a.m. to 8 p.m. Eastern time.

David B. Stone+ - Chairman Emeritus and         For service to speech- or hearing-impaired
Director, North American Management Corp.       individuals, call toll free: 1-800-637-6576 any
(investment adviser)                            business day from 9 a.m. to 5 p.m. Eastern
                                                time. (To use this service, your phone must be
INVESTMENT ADVISER                              equipped with a Telecommunications Device for
Massachusetts Financial Services Company        the Deaf.)
500 Boylston Street
Boston, MA 02116-3741                           For share prices, account balances, exchanges,
                                                or stock and bond outlooks, call toll free:
DISTRIBUTOR                                     1-800-MFS-TALK (1-800-637-8255)
MFS Fund Distributors, Inc.                     anytime from a touch-tone telephone.
500 Boylston Street
Boston, MA 02116-3741                           WORLD WIDE WEB
                                                www.mfs.com
CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*

ASSOCIATE DIRECTOR OF
FIXED INCOME RESEARCH
Michael W. Roberge*

TREASURER
James O. Yost*

*MFS Investment Management
+Independent Trustee
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MFS(R) Research Bond Fund                                        -------------
                                                                   PRSRT STD
[logo] M F S(R)                                                   U.S. Postage
INVESTMENT MANAGEMENT                                                 Paid
                                                                      MFS
500 Boylston Street                                              -------------
Boston, MA 02116-3741

(C)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.            MRB-3 12/01 6M 78/278/378/878